SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 12, 2004


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-20028                  77-0214673
(State of Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)           Identification No.)



                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
                    (Address of Principal Executive Offices)


                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

     99.1 Press Release dated February 12, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Reference is made to the press release of Valence Technology, Inc. issued on February 12, 2004, regarding earnings for the third quarter of the fiscal year ending March 31, 2004, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 12, 2004                           VALENCE TECHNOLOGY, INC.




                                            By: /s/ Kevin W. Mischnick
                                            -----------------------------------
                                               Kevin W. Mischnick
                                               Vice President of Finance and
                                               Assistant Secretary


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                                  EXHIBIT INDEX


EXHIBITS

99.1 Press Release dated February 12, 2004.